Exhibit 10.1



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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,


                                    PURCHASER


                           JPMORGAN CHASE BANK, N.A.,


                                     SELLER


                        MORTGAGE LOAN PURCHASE AGREEMENT


                          Dated as of September 1, 2006


                            Fixed Rate Mortgage Loans


                                Series 2006-LDP8




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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of September 1, 2006, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, N.A., as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of September 1, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Wells Fargo Bank N.A. and Midland Loan Services, Inc., as master servicers (each, a "Master Servicer"), J.E. Robert Company, Inc., as special servicer (the "Special Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. On the Closing Date, the Seller shall also deliver to the Depositor an amount equal to $229,910.41, which amount represents the aggregate amount of interest that would have accrued at the related Net Mortgage Rates on the applicable Mortgage Loans commencing September 1, 2006 for those Mortgage Loans that do not have a Due Date in October 2006 and/or November 2006. The Depositor will sell the Class A-1, Class A-2, Class A-3A, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C and Class D Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated September 22, 2006 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class E, Class F Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI, the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated September 22, 2006 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction in immediately available funds the sum of $1,298,299,844.01 (which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the applicable Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the applicable Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Trustee as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the applicable Master Servicer has exercised all remedies available under the applicable Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the applicable Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the applicable Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the applicable Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Trustee (in care of the applicable Master Servicer) for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Trustee (in care of the applicable Master Servicer), the Seller will cooperate with the reasonable requests of the applicable Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of September 22, 2006 between the Purchaser and the Seller (the "Indemnification Agreement"); and

            (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan related to a Serviced Whole Loan or any Serviced Securitized Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on Exhibit X and Exhibit Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i) it is a national banking association, duly organized, validly existing, and in good standing under the laws of the United States;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

            (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

            (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, any Master Servicer, the Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the applicable Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the applicable Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Trustee shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Trustee shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that removes the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan that remains in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

            (ii) an original or copy of a certificate of corporate existence of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a national banking association, duly
            organized, validly existing, and in good standing under the laws of the United States;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including (without duplication thereof), but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans and other mortgage loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement;
(iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, other mortgage loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834-6593 with a copy to Bianca Russo, fax number
(212) 834-6593, (ii) in the case of the Seller, JPMorgan Chase Bank, N.A., 270 Park Avenue, 10th Floor, New York, New York 10017, Attention: Dennis Schuh, fax number (212) 834-6593, with a copy to Bianca Russo, fax number: (212) 834-6593 and (iii) in the case of any of the preceding parties, such other address or fax number as may hereafter be furnished to the other party in writing by such party.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP., as Purchaser



                                       By:   /s/ Charles Y. Lee
                                          ----------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President


                                       JPMORGAN CHASE BANK, N.A., as Seller



                                       By:   /s/ Charles Y. Lee
                                          ----------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

   Loan #    Mortgagor Name
------------------------------------------------------------------------------------------------------------------------------------
     2       Brookfield Properties 53 State Co. L.P.
     3       Silicon Valley CA-I, LLC, Silicon Valley CA-II, LLC and Silicon Valley CA-III, LLC
    3.01
    3.02
    3.03
    3.04
    3.05
    3.06
    3.07
    3.08
    3.09
    3.1
    3.11
    3.12
    3.13
    3.14
    3.15
    3.16
    3.17
    3.18
     7*      CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     7       CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     8       CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     9       CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     10      CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     11      CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     12      CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     13      CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     14      CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     15      CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     16      CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     17      CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     18      CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     19      CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     20      CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     21      CRP Holdings B, L.P., CRP Holdings B-TX, L.P.
     22      Welsh ADS IN, LLC, Welsh ADS NC, LLC, Welsh Core OH, LLC, Welsh Fingerhut MN, LLC, Welsh GMR WI, LLC, Welsh HK WI, LLC,
             Welsh Jenkins AL, LLC, Welsh Leedsworld PA, LLC, Welsh Midland WI, LLC, Welsh Navarre MN, LLC, Wesh Olsen IA, LLC,
             Welsh Riviera MI, LLC, and Welsh Superstock FL, LLC
   22.01
   22.02
   22.03
   22.04
   22.05
   22.06
   22.07
   22.08
   22.09
    22.1
   22.11
   22.12
   22.13
     23      FMP Kimco Foothills LLC
     25      Smart Park PH I, LLC and Garlick Investments, LLC
     30      543 East 21st Limited Liability Company, 538 East 21st Limited Liability Company, CN 1820 LLC, CNU1 LLC, HM 1296 LLC,
             CNU2 LLC, CN 17 LLC, JFU1 LLC, CNU4 LLC
   30.01
   30.02
     39      Tidan USA / Orange Grove LLC
     40      Triangle Industrial Enterprises, LLC
     41      ACC Commerce Center, LLC
     48      LT Loma Verde LLC
     49      Briargrove Place, L.L.C.
     52      ACC Executive Tower, LLC
     53      South Dean Street, L.P.
     54      Citiside Booth, LLC, Citiside Brauburger, LLC, Citiside Canevari, LLC, Citiside Christenson, LLC, Citiside Comer, LLC,
             Citiside Dreier, LLC, Citiside Franzen, LLC, Citiside Garg, LLC, Citiside Global, LLC, Citiside Hemry, LLC, Citiside
             LI, LLC, Citiside Locey, LLC, Citiside Nalbach, LLC, Citiside Nartker, LLC, Citiside Nguyen LLC, Citiside Patty, LLC,
             Citiside Poulton, LLC, Citiside Stielstra, LLC, Citiside Tsukamoto-Kozen, LLC, Citiside Tsukamoto-Kazue, LLC, Citiside
             Vendelin, LLC, Citiside Wasilewski, LLC, Citiside Wright, LLC, Citiside RS, LLC
     57      Madison/PMT La Quinta, LLC
     58      Ak-Sar-Ben Village, L.L.C.
     61      501 North 44th Street Trust
     66      Glenview Ravine Way LLC
     67      TSN Country Corner LLC
     69      Landerbrook Place, Limited Partnership
     74      Knob Hill Apartments Limited Partnership
     76      JCRS II, Colorado-Hampden Villa, LLC and Four Boys Hampden Villa, LLC
     78      Diab-Sharkiah, LLC
     84      Circuit Associates, LLC
     85      SJS - 95 Highland Avenue, L.P.
     87      Harvey Oaks, L.L.C.
     92      Cioe Chandler I, LLC
     97      Grape Vine Market Center, L.P.
     99      Ross Plaza One, L.L.C. & Stanford Fiesta Crossings, LLC
    100      Wink United Plaza, L.L.C.
    101      TRPF / 1252 Orleans, LLC
    103      Donato at Wall 3, LLC
    108      Spectrum I Woodstock LLC
    110      Eastpoint Properties LLC
    111      Redbank Professional Office Building, LLC
    115      SJS- 100 Brodhead Road, L.P
    121      R G Centers, LLC
    123      E-Town Motel Associates-2, LLC
    127      TPRF / 1310 Orleans, LLC
    128      DJK Round Rock Management, L.L.C. and PCK Round Rock Management, L.L.C.
    134      Starkville Investment Company, LLC
    137      ACC Century Borrower, LLC
    140      Emmorton Road Development, LLC
    141      RVR Capital, LLC
    146      Maruti Hotels, LLC
    147      Dwyer Family Limited Partnership SS I
    152      30 E. Hoffman, LLC
    154      Garfield Investors, LLC
    155      TP Investors, LLC


Loan #    Property Address
------------------------------------------------------------------------------------------------------------------------------------
  2       53 State Steet
  3       Various
 3.01     1140 Technology Drive, 500 McCarthy Boulevard, 900 Sumac Drive, 1000 Sumac Drive, 1101 Sumac Drive, 601 McCarthy Boulevard
 3.02     1101 West Maude Avenue, 700A, 700B, 700C East Middlefield Road
 3.03     1455, 1421, 1371, 1390, 1440 McCarthy Drive, 888, 800, 750, 690 Tasman Drive, 620, 590, 570, 540, 500 Alder Drive
 3.04     2518, 2520, 2540, 2560 Mission College Boulevard, 3900, 3910, 3920, 3930, 3940, 3960, 3970, 3990 Freedom Circle
 3.05     3233, 3255 Scott Boulevard, 3333, 3393 Octavius Drive, 2455, 2465, 2475 Augustine Drive
 3.06     3101, 3102, 3103 Scott Boulevard, 3250, 3260, 3270 Jay Street, 3201 Olcott Street
 3.07     191 Baypointe Parkway, 105, 160, 178 East Tasman Drive
 3.08     772, 785 Lucerne Drive, 285 North Wolfe Road, 140 Kiefer Court, 1293 Anvilwood Avenue, 484 Oakmead Parkway, 1151 Sonora
          Court, 1277 Reamwood Avenue, 324, 328 Martin Avenue, 150 Charcot Avenue, 2191 Zanker Road
 3.09     2820 Orchard Parkway, 3, 75 West Plumeria Drive, 2825 North First Street
 3.1      350, 470, 485 Potrero Avenue, 880 W. Maude Avenue, 415 N. Mathilda Avenue, 435 Indio Way
 3.11     333, 345 East Middlefield Road, 301 North Whisman Road, 640 Clyde Court, 835, 880 Maude Avenue, 1161 San Antonio Road,
          2761 Marine Parkway, 636 Ellis Street
 3.12     2400, 2424, 2630, 2710 Walsh Avenue, 2855 Bowers Avenue
 3.13     535, 555 Del Rey Avenue, 650 Alamanor Avenue, 646-686 Maude Avenue, 750 Palomar Avenue
 3.14     500, 501 Macara Avenue
 3.15     1920,1940,1960,1980 Zanker Road
 3.16     2121, 2111, 2101 Tasman Drive
 3.17     550 Del Rey Avenue, 595 North Pastoria Avenue, 639 Pastoria Evenue, 733 Palomar Avenue, 670 Almanor Avenue
 3.18     5150 Great America Parkway, 2952 Bunker Hill Lane and 5155 Old Ironsides Drive
  7*      Various
  7       5855 Copley Drive
  8       4001 & 4105 Hickory Hill Road and 5625 Challenge Drive
  9       11701, 11725 & 12055 Missouri Bottom Road
  10      155 Pfingsten Road
  11      2287-2321 South Mount Prospect Road
  12      520 East North Avenue
  13      6501 Flotilla Street
  14      4550 Spring Valley Road
  15      8500-8580 Hedge Lane Terrace
  16      10351 Home Road
  17      815 South Coppell Road
  18      13524 Welch Road
  19      1130 West Jackson Road
  20      4600 Simonton Road
  21      625 Slawin Court
  22      Various
22.01     6210-6270 Ridgewood Road
22.02     400 Hunt Valley Road
22.03     5000 South Towne Drive
22.04     2855 South James Drive
22.05     7660 Centurion Parkway
22.06     7550 49th Avenue North
22.07     5460 Executive Parkway
22.08     3545 Nicholson Road
22.09     1745 East 165th Street
 22.1     1608 Frank Akers Road
22.11     1100 East LeClaire Road
22.12     787 Renaissance Parkway
22.13     9925 Brookford Street
  23      7325 North La Cholla Boulevard
  25      2400 Stevens Drive, 2425, 2435, 2440 & 2505 Stevens Center Place and 2620 Fermi Drive
  30      Various
30.01     28405 Van Dyke Avenue
30.02     805 Uniek Drive
  39      111 North Gilbert Road
  40      701 Distribution Drive
  41      7701 Greenbelt Road
  48      3150, 3180, 3200, 3206, 3210, 3216, 3220, 3226 and 3230  Loma Verde Drive
  49      17855 North Dallas Parkway
  52      2101 Executive Drive
  53      24 & 42 South Dean Street
  54      5000 Community Circle
  57      78370 Hwy 111
  58      1220 South 71st Street
  61      501 North 44th Street
  66      2350 Ravine Way
  67      635 North Broadway
  69      5915 Landerbrook Drive
  74      2300 Knob Hill Drive
  76      15102-15282 East Hampden Avenue
  78      9323 - 9333 Tech Center Drive
  84      3000 South Halsted Street
  85      95 Highland Avenue
  87      12100-14626 West Center Road
  92      3191 North Washington Street
  97      7938 Great Northern Boulevard
  99      4770 Montgomery Blvd NE
 100      8641 United Plaza Blvd
 101      1252 Orleans Drive
 103      1800 Route 34
 108      1029 South Main Street
 110      2600 Eastpoint Parkway
 111      4850 Red Bank Road
 115      100 Brodhead Road
 121      14755 Foothill Boulevard
 123      1031 Executive Drive
 127      1308 Orleans Drive
 128      2051 Gattis School Road
 134      700 Highway 12 East
 137      20111 Century Boulevard
 140      2107 Laurel Bush Road
 141      4938 Brownsboro Road
 146      11714 Morris Bridge Road
 147      12310 Perry Road
 152      30 East Hoffman Avenue
 154      4519 North Garfield Street
 155      610 Center Street


   Loan #    City                                    State              Zip Code             County
-------------------------------------------------------------------------------------------------------------------
     2       Boston                                   MA                  02109              Suffolk
     3       Various                                  CA                 Various             Various
    3.01     Milpitas                                 CA                  95035              Santa Clara
    3.02     Mountain View                            CA                  95054              Santa Clara
    3.03     Milpitas                                 CA                  95035              Santa Clara
    3.04     Santa Clara                              CA                  95054              Santa Clara
    3.05     Santa Clara                              CA                  95054              Santa Clara
    3.06     Santa Clara                              CA                  95054              Santa Clara
    3.07     San Jose                                 CA                  95134              Santa Clara
    3.08     Sunnyvale, Santa Clara, San Jose         CA           94085, 95054, 95112       Santa Clara
    3.09     San Jose                                 CA                  95112              Santa Clara
    3.1      Sunnyvale                                CA                  94085              Santa Clara
    3.11     Mountain View                            CA                  94043              Santa Clara
    3.12     Santa Clara                              CA                  95054              Santa Clara
    3.13     Sunnyvale                                CA                  94085              Santa Clara
    3.14     Sunnyvale                                CA                  94085              Santa Clara
    3.15     San Jose                                 CA                  95112              Santa Clara
    3.16     Santa Clara                              CA                  95054              Santa Clara
    3.17     Sunnyvale                                CA                  94085              Santa Clara
    3.18     Santa Clara                              CA                  95054              Santa Clara
     7*      Various                                Various              Various             Various
     7       San Diego                                CA                  92111              San Diego
     8       Memphis                                  TN                  38115              Shelby
     9       Hazelwood                                MO                  63042              Saint Louis
     10      Deerfield                                IL                  60015              Lake
     11      Des Plaines                              IL                  60018              Cook
     12      Carol Stream                             IL                  60188              Dupage
     13      Commerce                                 CA                  90040              Los Angeles
     14      Farmers Branch                           TX                  75244              Dallas
     15      Shawnee                                  KS                  66227              Johnson
     16      Frisco                                   TX                  75034              Collin
     17      Coppell                                  TX                  75019              Dallas
     18      Farmers Branch                           TX                  75244              Dallas
     19      Carrollton                               TX                  75006              Dallas
     20      Farmers Branch                           TX                  75244              Dallas
     21      Mount Prospect                           IL                  60056              Cook
     22      Various                                Various              Various             Various
   22.01     St. Cloud                                MN                  56303              Stearns
   22.02     New Kensington                           PA                  15068              Westmoreland
   22.03     New Berlin                               WI                  53151              Waukesha
   22.04     New Berlin                               WI                  53151              Waukesha
   22.05     Jacksonville                             FL                  32256              Duval
   22.06     New Hope                                 MN                  55428              Hennepin
   22.07     Grand Rapids                             MI                  49512              Kent
   22.08     Franksville                              WI                  53126              Racine
   22.09     Hammond                                  IN                  46320              Lake
    22.1     Anniston                                 AL                  36207              Calhoun
   22.11     Eldridge                                 IA                  52748              Scott
   22.12     Painesville                              OH                  44077              Lake
   22.13     Mecklenburg                              NC                  28273              Mecklenburg
     23      Tucson                                   AZ                  85741              Pima
     25      Richland                                 WA                  99352              Benton
     30      Various                                Various              Various             Various
   30.01     Warren                                   MI                  48093              Macomb
   30.02     Waunakee                                 WI                  53597              Dane
     39      Mesa                                     AZ                  85203              Maricopa
     40      Morrisville                              NC                  27560              Wake
     41      Greenbelt                                MD                  20770              Prince Georges
     48      San Jose                                 CA                  95117              Santa Clara
     49      Dallas                                   TX                  75287              Collin
     52      Hampton                                  VA                  23666              Hampton City
     53      Englewood                                NJ                  07631              Bergen
     54      Charlotte                                NC                  28215              Mecklenburg
     57      La Quinta                                CA                  92253              Riverside
     58      Omaha                                    NE                  68106              Douglas
     61      Phoenix                                  AZ                  85008              Maricopa
     66      Glenview                                 IL                  60025              Cook
     67      Escondido                                CA                  92025              San Diego
     69      Mayfield Heights                         OH                  44124              Cuyahoga
     74      Okemos                                   MI                  48864              Ingham
     76      Aurora                                   CO                  80014              Arapahoe
     78      Sacramento                               CA                  95826              Sacramento
     84      Chicago                                  IL                  60608              Cook
     85      Bethlehem                                PA                  18017              Northampton
     87      Omaha                                    NE                  68144              Douglas
     92      Chandler                                 AZ                  85225              Maricopa
     97      Austin                                   TX                  78757              Travis
     99      Albuquerque                              NM                  87109              Bernalillo
    100      Baton Rouge                              LA                  70809              East Baton Rouge
    101      Sunnyvale                                CA                  94089              Santa Clara
    103      Wall Township                            NJ                  07719              Monmouth
    108      Woodstock                                VA                  22664              Shenandoah
    110      Louisville                               KY                  40223              Jefferson
    111      Cincinnati                               OH                  45227              Hamilton
    115      Bethlehem                                PA                  18017              Northampton
    121      Fontana                                  CA                  92335              San Bernardino
    123      Elizabethtown                            KY                  42701              Hardin
    127      Sunnyvale                                CA                  94089              Santa Clara
    128      Round Rock                               TX                  78664              Williamson
    134      Starkville                               MS                  39759              Oktibbeha
    137      Germantown                               MD                  20874              Montgomery
    140      Bel Air                                  MD                  21015              Harford
    141      Louisville                               KY                  40222              Jefferson
    146      Tampa                                    FL                  33637              Hillsborough
    147      Houston                                  TX                  77070              Harris
    152      Lindenhurst                              NY                  11757              Suffolk
    154      Midland                                  TX                  79705              Midland
    155      Burlington                               NC                  27215              Alamance


    Loan #       Property Name                                Size            Measure          Interest Rate (%)
----------------------------------------------------------------------------------------------------------------
      2          53 State Street                               1120280      Square Feet           5.95750
      3          RREEF Silicon Valley Office Portfolio         5332996      Square Feet           6.14040
     3.01        Quantum Business Park                          775249      Square Feet           6.14040
     3.02        Maude 4-7                                      397510      Square Feet           6.14040
     3.03        Milpitas Business Park                         608968      Square Feet           6.14040
     3.04        Marriot                                        427501      Square Feet           6.14040
     3.05        Park Square Phase I and Phase II               465155      Square Feet           6.14040
     3.06        Jay 1-6/Olcott                                 371106      Square Feet           6.14040
     3.07        North Pointe Business Park                     330670      Square Feet           6.14040
     3.08        Sunnyvale/Santa Clara/San Jose                 293297      Square Feet           6.14040
     3.09        Orchard Park                                   260561      Square Feet           6.14040
     3.1         Peery Park I                                   252615      Square Feet           6.14040
     3.11        Mountain View Properties                       170769      Square Feet           6.14040
     3.12        Walsh 1-8                                      251061      Square Feet           6.14040
     3.13        Peery Park II                                  202149      Square Feet           6.14040
     3.14        Macara A&B                                      96066      Square Feet           6.14040
     3.15        Zanker/Brokaw                                  120693      Square Feet           6.14040
     3.16        Guadalupe A-C                                  128000      Square Feet           6.14040
     3.17        Peery Park Biotech                              83336      Square Feet           6.14040
     3.18        Great America Parkway A-C                       98290      Square Feet           6.14040
      7*         Colony III Portfolio                          2990295      Square Feet           6.01300
      7          Copley Corporate Center                        120483      Square Feet           6.01300
      8          Memphis Distribution Center                    888942      Square Feet           6.01300
      9          St. Louis Industrial Portfolio                 492090      Square Feet           6.01300
      10         155 Pfingsten Road                             117069      Square Feet           6.01300
      11         Woodland Rose                                  191146      Square Feet           6.01300
      12         McKesson Facility                              314574      Square Feet           6.01300
      13         Flotilla                                       171388      Square Feet           6.01300
      14         4550 Spring Valley Road                        214110      Square Feet           6.01300
      15         Perimeter Park                                 110511      Square Feet           6.01300
      16         10351 Home Road                                 86400      Square Feet           6.01300
      17         815 South Coppell Road                          78750      Square Feet           6.01300
      18         13524 Welch Road                                74000      Square Feet           6.01300
      19         1130 West Jackson Road                          54095      Square Feet           6.01300
      20         4600 Simonton Road                              40000      Square Feet           6.01300
      21         Slawin Court                                    36737      Square Feet           6.01300
      22         CNL/Welsh Portfolio                           2377440      Square Feet           6.18430
    22.01        Fingerhut Distribution Facility                914315      Square Feet           6.18430
    22.02        Leedsworld                                     159785      Square Feet           6.18430
    22.03        GMR Marketing                                   74000      Square Feet           6.18430
    22.04        HK Systems                                      86204      Square Feet           6.18430
    22.05        SuperStock                                      72486      Square Feet           6.18430
    22.06        Navarre Corporation                            115286      Square Feet           6.18430
    22.07        Riviera Tool Company                           176607      Square Feet           6.18430
    22.08        Midland Containers                             136000      Square Feet           6.18430
    22.09        ADS Logistics - IN                             102475      Square Feet           6.18430
     22.1        Jenkins Manufacturing Company                  203496      Square Feet           6.18430
    22.11        Olsen Engineering LLC                          131550      Square Feet           6.18430
    22.12        Core Systems                                    98592      Square Feet           6.18430
    22.13        ADS Logistics - NC                             106644      Square Feet           6.18430
      23         Foothills Mall                                 501514      Square Feet           6.08050
      25         Stevens Center Business Park                   469014      Square Feet           6.24650
      30         Neiss Portfolio                                449950      Square Feet           6.24200
    30.01        Asset Acceptance                               200000      Square Feet           6.24200
    30.02        Uniek                                          249950      Square Feet           6.24200
      39         Orange Grove Apartments                           396         Units              6.09500
      40         Keystone Industrial Park                       536000      Square Feet           6.33250
      41         Commerce Center I                              123248      Square Feet           5.87200
      48         Villa Verde Apartments II                         164         Units              6.16000
      49         Briargrove Place                               127083      Square Feet           6.28000
      52         Executive Tower                                134179      Square Feet           5.84100
      53         Shoppes on Dean                                 40666      Square Feet           6.22000
      54         The Links at Citiside Apartments                  276         Units              6.62000
      57         The Plaza at Point Happy                        38674      Square Feet           6.09000
      58         Shoppes at Aksarben                             55121      Square Feet           6.14000
      61         Phoenix Office Building                        102185      Square Feet           6.17300
      66         2350 Ravine Way                                 60354      Square Feet           6.15300
      67         Country Corner Shopping Center                  52427      Square Feet           6.14000
      69         Landerbrook Place                               77664      Square Feet           6.19500
      74         Knobhill Apartments                               228         Units              6.02900
      76         Hampden Villa Center                            96181      Square Feet           6.26000
      78         Mayhew Tech Center                              68639      Square Feet           6.01000
      84         Parkview Plaza                                  49984      Square Feet           6.18750
      85         Highland Plaza                                  73000      Square Feet           6.05600
      87         Harvey Oaks                                     61811      Square Feet           5.52000
      92         EastPoint Business Center                       77225      Square Feet           6.27000
      97         Grape Vine Center                               35005      Square Feet           6.30000
      99         Fiesta Crossings SC                             64602      Square Feet           6.15000
     100         United Plaza                                    52161      Square Feet           6.36000
     101         Orleans Business Park                           50000      Square Feet           6.20000
     103         Donato Corporate Park                           41176      Square Feet           5.97500
     108         Woodstock Square Shopping Center                83845      Square Feet           6.06000
     110         Eastpoint Business Park                         45000      Square Feet           6.63500
     111         Red Bank Medical                                38412      Square Feet           6.29750
     115         Liberty Plaza                                   47765      Square Feet           6.05600
     121         Foothill Village                                24895      Square Feet           5.93000
     123         Fairfield Inn & Suites                             75         Rooms              6.31000
     127         Orleans Business Park II                        50000      Square Feet           6.20000
     128         Round Rock Towne Center                         45174      Square Feet           6.23000
     134         Hampton Inn - Starkville, MS                       69         Rooms              6.62750
     137         Century Boulevard                               21108      Square Feet           5.69330
     140         Emmorton Professional Building                  29039      Square Feet           6.23000
     141         Rodes Building                                  24960      Square Feet           6.44500
     146         Ramada Inn - Tampa                                122         Rooms              6.59500
     147         Storage Solutions                                 689         Units              6.55000
     152         30 East Hoffman Avenue                          21500      Square Feet           6.46500
     154         Garfield Place                                  36064      Square Feet           6.63000
     155         Tucker Street Apartments                          100         Units              5.90000



                 Net
              Mortgage
               Interest             Original           Cutoff                      Rem.     Maturity/    Amort.       Rem.
   Loan #        Rate               Balance           Balance      Term            Term     ARD Date      Term       Amort.
--------------------------------------------------------------------------------------------------------------------------------
     2          5.93690            280,000,000        280,000,000   120             119    08/01/16         0           0
     3          6.11980            250,000,000        250,000,000    84              82    07/09/13         0           0
    3.01        6.11980             43,396,071         43,396,071    84              82    07/09/13         0           0
    3.02        6.11980             35,081,786         35,081,786    84              82    07/09/13         0           0
    3.03        6.11980             21,665,357         21,665,357    84              82    07/09/13         0           0
    3.04        6.11980             20,536,786         20,536,786    84              82    07/09/13         0           0
    3.05        6.11980             20,515,000         20,515,000    84              82    07/09/13         0           0
    3.06        6.11980             16,607,500         16,607,500    84              82    07/09/13         0           0
    3.07        6.11980             14,566,786         14,566,786    84              82    07/09/13         0           0
    3.08        6.11980             11,462,143         11,462,143    84              82    07/09/13         0           0
    3.09        6.11980             10,854,286         10,854,286    84              82    07/09/13         0           0
    3.1         6.11980              9,139,286          9,139,286    84              82    07/09/13         0           0
    3.11        6.11980              8,596,786          8,596,786    84              82    07/09/13         0           0
    3.12        6.11980              8,401,429          8,401,429    84              82    07/09/13         0           0
    3.13        6.11980              7,381,071          7,381,071    84              82    07/09/13         0           0
    3.14        6.11980              5,036,429          5,036,429    84              82    07/09/13         0           0
    3.15        6.11980              4,862,857          4,862,857    84              82    07/09/13         0           0
    3.16        6.11980              4,515,357          4,515,357    84              82    07/09/13         0           0
    3.17        6.11980              4,255,000          4,255,000    84              82    07/09/13         0           0
    3.18        6.11980              3,126,070          3,126,070    84              82    07/09/13         0           0
     7*         5.99240            116,704,000        116,704,000                                           0           0
     7          5.99240             24,000,000         24,000,000    96              96    09/01/14         0           0
     8          5.99240             18,000,000         18,000,000    72              72    09/01/12         0           0
     9          5.99240             14,040,000         14,040,000    96              96    09/01/14         0           0
     10         5.99240             12,150,000         12,150,000    60              60    09/01/11         0           0
     11         5.99240             10,410,000         10,410,000    72              72    09/01/12         0           0
     12         5.99240             10,200,000         10,200,000    72              72    09/01/12         0           0
     13         5.99240              7,234,000          7,234,000    96              96    09/01/14         0           0
     14         5.99240              6,377,774          6,377,774    72              72    09/01/12         0           0
     15         5.99240              3,480,000          3,480,000    72              72    09/01/12         0           0
     16         5.99240              2,573,629          2,573,629    72              72    09/01/12         0           0
     17         5.99240              2,345,755          2,345,755    72              72    09/01/12         0           0
     18         5.99240              2,100,000          2,100,000    60              60    09/01/11         0           0
     19         5.99240              1,611,348          1,611,348    72              72    09/01/12         0           0
     20         5.99240              1,191,495          1,191,495    72              72    09/01/12         0           0
     21         5.99240                990,000            990,000    72              72    09/01/12         0           0
     22         6.16370            110,200,000        110,200,000   120             118    07/07/16        360         360
   22.01        6.16370             16,700,000         16,700,000   120             118    07/07/16        360         360
   22.02        6.16370             13,525,000         13,525,000   120             118    07/07/16        360         360
   22.03        6.16370             11,650,000         11,650,000   120             118    07/07/16        360         360
   22.04        6.16370             11,250,000         11,250,000   120             118    07/07/16        360         360
   22.05        6.16370              8,450,000          8,450,000   120             118    07/07/16        360         360
   22.06        6.16370              7,425,000          7,425,000   120             118    07/07/16        360         360
   22.07        6.16370              6,750,000          6,750,000   120             118    07/07/16        360         360
   22.08        6.16370              6,550,000          6,550,000   120             118    07/07/16        360         360
   22.09        6.16370              6,350,000          6,350,000   120             118    07/07/16        360         360
    22.1        6.16370              6,000,000          6,000,000   120             118    07/07/16        360         360
   22.11        6.16370              5,700,000          5,700,000   120             118    07/07/16        360         360
   22.12        6.16370              5,150,000          5,150,000   120             118    07/07/16        360         360
   22.13        6.16370              4,700,000          4,700,000   120             118    07/07/16        360         360
     23         6.05990             81,000,000         81,000,000   120             118    07/01/16        360         360
     25         6.20590             55,650,000         55,650,000   120             120    09/01/16        360         360
     30         6.22140             36,600,000         36,571,565   120             119    08/01/16        360         359
   30.01        6.22140             27,500,000         27,478,635   120             119    08/01/16        360         359
   30.02        6.22140              9,100,000          9,092,930   120             119    08/01/16        360         359
     39         6.07440             20,000,000         20,000,000   120             118    07/01/16        360         360
     40         6.31190             19,675,000         19,660,087   120             119    08/01/16        360         359
     41         5.80140             18,300,000         18,300,000   120             120    10/01/16        360         360
     48         6.13940             13,900,000         13,900,000   120             119    08/01/16        360         360
     49         6.25940             13,700,000         13,665,810   120             117    06/01/16        360         357
     52         5.77040             12,800,000         12,800,000   120             120    10/01/16        360         360
     53         6.19940             12,380,000         12,380,000   144             144    10/01/18        360         360
     54         6.55940             11,980,000         11,980,000    60              58    07/01/11        360         360
     57         6.06940              9,900,000          9,900,000   120             115    04/01/16        360         360
     58         6.11940             10,400,000         10,400,000   144             144    09/01/18        360         360
     61         6.15240             10,000,000         10,000,000   120             120    09/01/16        360         360
     66         6.08240              8,700,000          8,700,000   120             120    09/01/16        360         360
     67         6.06940              8,660,000          8,660,000   120             119    08/01/16        360         360
     69         6.12440              8,450,000          8,450,000   120             119    08/01/16        360         360
     74         6.00840              8,000,000          8,000,000   120             120    09/01/16        360         360
     76         6.23940              7,600,000          7,600,000   120             119    08/01/16        360         360
     78         5.98940              7,400,000          7,400,000   120             120    09/01/16        360         360
     84         6.16690              6,400,000          6,400,000   120             119    08/01/16        360         360
     85         6.03540              6,375,000          6,375,000   120             120    09/01/16        360         360
     87         5.49940              6,250,000          6,250,000   120             118    07/01/16        360         360
     92         6.24940              5,900,000          5,900,000   120             120    09/01/16        360         360
     97         6.27940              5,525,000          5,525,000   120             119    08/01/16        360         360
     99         6.12940              5,500,000          5,493,184   120             119    08/01/16        300         299
    100         6.33940              5,400,000          5,391,854   120             118    07/01/16        360         358
    101         6.12940              5,300,000          5,300,000   120             118    07/01/16         0           0
    103         5.91440              5,200,000          5,200,000   120             120    09/01/16        360         360
    108         6.03940              5,050,000          5,050,000   120             120    09/01/16        360         360
    110         6.54440              5,000,000          5,000,000   180             180    09/01/21        360         360
    111         6.27690              5,000,000          5,000,000   120             120    09/01/16        360         360
    115         6.03540              4,825,000          4,825,000   120             120    09/01/16        360         360
    121         5.90940              4,625,000          4,625,000   120             120    09/01/16        360         360
    123         6.23940              4,450,000          4,450,000   120             120    09/01/16        240         240
    127         6.12940              4,200,000          4,200,000   120             118    07/01/16         0           0
    128         6.15940              4,175,000          4,166,930   240             239    08/01/26        240         239
    134         6.54690              3,600,000          3,595,950   120             119    08/01/16        300         299
    137         5.62270              3,400,000          3,400,000   120             120    10/01/16        360         360
    140         6.13940              3,200,000          3,197,506   120             119    08/01/16        360         359
    141         6.37440              3,200,000          3,197,168   120             119    08/01/16        336         335
    146         6.48440              3,000,000          3,000,000   120             120    09/01/16        240         240
    147         6.47940              3,000,000          2,997,860   120             119    08/01/16        360         359
    152         6.44440              2,500,000          2,495,330   180             179    08/01/21        240         239
    154         6.60940              2,320,000          2,314,687    60              57    06/01/11        360         357
    155         5.87940              1,980,000          1,980,000   120             114    03/01/16        360         360


              Monthly                                                       ARD
                Debt          Servicing          Accrual          ARD       Step                         Crossed       Originator/
 Loan #       Service         Fee Rate            Type           (Y/N)     Up (%)      Title Type         Loan         Loan Seller
------------------------------------------------------------------------------------------------------------------------------------
   2          1,409,390        0.02000         Actual/360         No                    Leasehold                          JPMCB
   3          1,297,017        0.02000         Actual/360         No                       Fee                             JPMCB
  3.01                         0.02000                            No                       Fee                             JPMCB
  3.02                         0.02000                            No                       Fee                             JPMCB
  3.03                         0.02000                            No                       Fee                             JPMCB
  3.04                         0.02000                            No                       Fee                             JPMCB
  3.05                         0.02000                            No                       Fee                             JPMCB
  3.06                         0.02000                            No                       Fee                             JPMCB
  3.07                         0.02000                            No                       Fee                             JPMCB
  3.08                         0.02000                            No                       Fee                             JPMCB
  3.09                         0.02000                            No                       Fee                             JPMCB
  3.1                          0.02000                            No                       Fee                             JPMCB
  3.11                         0.02000                            No                       Fee                             JPMCB
  3.12                         0.02000                            No                       Fee                             JPMCB
  3.13                         0.02000                            No                       Fee                             JPMCB
  3.14                         0.02000                            No                       Fee                             JPMCB
  3.15                         0.02000                            No                       Fee                             JPMCB
  3.16                         0.02000                            No                       Fee                             JPMCB
  3.17                         0.02000                            No                       Fee                             JPMCB
  3.18                         0.02000                            No                       Fee                             JPMCB
   7*           592,906        0.02000         Actual/360         No                       Fee                             JPMCB
   7            121,930        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   8             91,448        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   9             71,329        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   10            61,727        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   11            52,887        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   12            51,820        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   13            36,752        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   14            32,402        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   15            17,680        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   16            13,075        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   17            11,917        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   18            10,669        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   19             8,186        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   20             6,053        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   21             5,030        0.02000         Actual/360         No                       Fee            01/01/00         JPMCB
   22           673,819        0.02000         Actual/360         No                       Fee                             JPMCB
 22.01                         0.02000                            No                       Fee                             JPMCB
 22.02                         0.02000                            No                       Fee                             JPMCB
 22.03                         0.02000                            No                       Fee                             JPMCB
 22.04                         0.02000                            No                       Fee                             JPMCB
 22.05                         0.02000                            No                       Fee                             JPMCB
 22.06                         0.02000                            No                       Fee                             JPMCB
 22.07                         0.02000                            No                       Fee                             JPMCB
 22.08                         0.02000                            No                       Fee                             JPMCB
 22.09                         0.02000                            No                       Fee                             JPMCB
  22.1                         0.02000                            No                       Fee                             JPMCB
 22.11                         0.02000                            No                       Fee                             JPMCB
 22.12                         0.02000                            No                       Fee                             JPMCB
 22.13                         0.02000                            No                       Fee                             JPMCB
   23           489,836        0.02000         Actual/360         No                       Fee                             JPMCB
   25           342,520        0.02000         Actual/360         No                Fee and Leasehold                      JPMCB
   30           225,162        0.02000         Actual/360         No                       Fee                             JPMCB
 30.01                         0.02000                            No                       Fee                             JPMCB
 30.02                         0.02000                            No                       Fee                             JPMCB
   39           121,134        0.02000         Actual/360         No                       Fee                             JPMCB
   40           122,200        0.02000         Actual/360         No                       Fee                             JPMCB
   41           108,216        0.02000         Actual/360         No                       Fee                             JPMCB
   48            84,773        0.02000         Actual/360         No                       Fee                             JPMCB
   49            84,621        0.02000         Actual/360         No                       Fee                             JPMCB
   52            75,439        0.02000         Actual/360         No                       Fee                             JPMCB
   53            75,984        0.02000         Actual/360         No                       Fee                             JPMCB
   54            76,670        0.01000         Actual/360         No                       Fee                             JPMCB
   57            59,930        0.02000         Actual/360         No                       Fee                             JPMCB
   58            63,292        0.02000         Actual/360         No                       Fee                             JPMCB
   61            61,072        0.02000         Actual/360         No                       Fee                             JPMCB
   66            53,020        0.02000         Actual/360         No                       Fee                             JPMCB
   67            52,703        0.02000         Actual/360         No                       Fee                             JPMCB
   69            51,726        0.02000         Actual/360         No                       Fee                             JPMCB
   74            48,113        0.02000         Actual/360         No                       Fee                             JPMCB
   76            46,844        0.02000         Actual/360         No                       Fee                             JPMCB
   78            44,414        0.02000         Actual/360         No                       Fee                             JPMCB
   84            39,146        0.02000         Actual/360         No                       Fee                             JPMCB
   85            38,451        0.02000         Actual/360         No                       Fee                             JPMCB
   87            35,565        0.02000         Actual/360         No                       Fee                             JPMCB
   92            36,404        0.02000         Actual/360         No                       Fee                             JPMCB
   97            34,198        0.02000         Actual/360         No                       Fee                             JPMCB
   99            35,943        0.02000         Actual/360         No                       Fee                             JPMCB
  100            33,636        0.02000         Actual/360         No                       Fee                             JPMCB
  101            27,764        0.02000         Actual/360         No                       Fee                             JPMCB
  103            31,093        0.01000         Actual/360         No                       Fee                             JPMCB
  108            30,472        0.02000         Actual/360         No                       Fee                             JPMCB
  110            32,049        0.01000         Actual/360         No                       Fee                             JPMCB
  111            30,940        0.02000         Actual/360         No                       Fee                             JPMCB
  115            29,102        0.02000         Actual/360         No                       Fee                             JPMCB
  121            27,521        0.02000         Actual/360         No                       Fee                             JPMCB
  123            32,682        0.01000         Actual/360         No                       Fee                             JPMCB
  127            22,001        0.02000         Actual/360         No                       Fee                             JPMCB
  128            30,468        0.02000         Actual/360         No                       Fee                             JPMCB
  134            24,595        0.01000         Actual/360         No                       Fee                             JPMCB
  137            19,719        0.02000         Actual/360         No                       Fee                             JPMCB
  140            19,661        0.01000         Actual/360         No                       Fee                             JPMCB
  141            20,591        0.01000         Actual/360         No                       Fee                             JPMCB
  146            22,535        0.01000         Actual/360         No                       Fee                             JPMCB
  147            19,061        0.02000         Actual/360         No                       Fee                             JPMCB
  152            18,588        0.02000         Actual/360         No                       Fee                             JPMCB
  154            14,863        0.02000         Actual/360         No                       Fee                             JPMCB
  155            11,744        0.02000         Actual/360         No                       Fee                             JPMCB


   Loan #      Guarantor
-----------------------------------------------------------------------------------------------------------------------------------
      2        Brookfield Financial Properties, L.P.
      3        RREEF America REIT III, Inc.
    3.01
    3.02
    3.03
    3.04
    3.05
    3.06
    3.07
    3.08
    3.09
     3.1
    3.11
    3.12
    3.13
    3.14
    3.15
    3.16
    3.17
    3.18
     7*        Colony Capital
      7        Colony Capital
      8        Colony Capital
      9        Colony Capital
     10        Colony Capital
     11        Colony Capital
     12        Colony Capital
     13        Colony Capital
     14        Colony Capital
     15        Colony Capital
     16        Colony Capital
     17        Colony Capital
     18        Colony Capital
     19        Colony Capital
     20        Colony Capital
     21        Colony Capital
     22        Doyle Security Fund LLC and CNL Financial Group, Inc.
    22.01
    22.02
    22.03
    22.04
    22.05
    22.06
    22.07
    22.08
    22.09
    22.1
    22.11
    22.12
    22.13
     23        Feldman Equities Operating Partnership, LP
     25        Robert E. Price and Jon M. Harder
     30        Charles B. Neiss
    30.01
    30.02
     39        Meir Yuval and Jacob Sofer
     40        Joseph Sandner, III, Marc A. Eason, Mark D. Byers, R. William Pradat, Jr., Steven N. Tandet, Andrew L. Sink and E.
               Thornton Hydinger, Jr.
     41        Asset Capital Partners, L.P.
     48        Loanie T. Lam and Hung Cam Lam
     49        Robert Woolley and Mauricio Garza
     52        Asset Capital Partners, L.P.
     53        Jay B. Noddle and Joseph Kirschenbaum
     54        Robert J. Booth, Pamela M. Powell, Norbert T. Brauburger, Frederick Rusty Canevari, Lori D. Canevari, Dona L.
               Christenson, Barry R. Wallen, Christopher L. Comer, Michael W. Dreier, Debra E. Dreier, Alvin L. Franzen, Kathleen R.
               Franzen, Ashok Garg, Ian R. Hicks, Anne hicks, Raymond F. Hemry, Diane L. Hemry, Richard Hong Li, Lauren L. Locey,
               Cheryl A. Locey, Lawrence H. Nalbach, Steven L. Nartker, Heather A. Nartker, Andrew K. Nguyen, Evelyn L. Nguyen,
               Richard D. Patty, Cliff Poulton, Marijane Beighley Poulton, Steven S. Stielstra, michelle R. Hills, Kozen E.
               Tsukamoto, Janet Kiang Tsukamoto, Kazue Carol Tsukamoto, David Vendelin, Michelle K. Vendelin, Bruce Wasilewski,
               Janet G. Wright and Nathan W. Hanks
     57        L. Richard Wilkerson
     58        Joseph Kirshenbaum
     61        Noffsinger Manufacturing Co., Inc.
     66        Lawrence A. Debb, John Kosich and Gary Lundgren
     67        Newton Tran
     69        Mark R. Munsell
     74        Thomas F. Kuschinski and Iqbal Singh Uppal
     76        Wolfe Miller
     78        Hassan A. Diab and Najah A. Sharkia
     84        John E. Gross
     85        Stephen Lazovitz
     87        Joseph Kirshenbaum
     92        John M. Cioe, Robert R. Cioe and Robert A. Cioe
     97        David Scott Watson
     99        John M. Schottenstein and Reginald Winssinger
     100       Larry D. Wink, Kenneth J. WInk, Michael H. Wink, Michele W. Vignes and Joseph C. Wink, III
     101       TRPF / 1252 Orleans, LLC
     103       Corbett J. Donato
     108       Alan R. Hammerschlag
     110       Clinton L. Glasscock, S. Brooks May, Jr., Daniel W. McMahan, Jimmy Dan Conner, William J. Roby, SR. and William J.
               Roby, Jr.
     111       Roger B. Wade
     115       Stephen Lazovitz
     121       Robert Gibbs and Matthew Sanchez
     123       Chester W. Musselman, Thomas A. Musselman, Jr. and Mark Wheeler
     127       Missing Guaranty
     128       David J. Kanach and Paula C. Kanach
     134       Robert M. Rogers
     137       Asset Capital Partners, L.P.
     140       Michael J. Arnold, Richard G. Arnold, and Bernard A. Ruocco
     141       Howard K. Vogt
     146       Pankaj Patel and Ramila Patel
     147       Stephen J. Dwyer and Susan Dwyer
     152       Steven A. Irace and Eugene Irace
     154       Shirley Valenziano, Gary Valenziano, Jodi Valenziano, Patricia Valenziano and Gregg Valenziano
     155       Gregory F. Perlman and GH Capital LLC


                                Upfront           Upfront       Upfront     Upfront            Upfront       Upfront       Upfront
                Letter of        CapEx              Eng.         Envir.      TI/LC              RE Tax         Ins.         Other
   Loan #        Credit         Reserve           Reserve       Reserve     Reserve            Reserve       Reserve       Reserve
------------------------------------------------------------------------------------------------------------------------------------
     2             No            0.00               0.00          0.00    7,655,074.43           0.00         0.00          0.00
     3             No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
    3.01           No
    3.02           No
    3.03           No
    3.04           No
    3.05           No
    3.06           No
    3.07           No
    3.08           No
    3.09           No
    3.1            No
    3.11           No
    3.12           No
    3.13           No
    3.14           No
    3.15           No
    3.16           No
    3.17           No
    3.18           No
     7*            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     7             No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     8             No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     9             No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     10            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     11            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     12            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     13            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     14            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     15            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     16            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     17            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     18            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     19            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     20            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     21            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     22            No            0.00          23,875.00    370,000.00     708,000.00            0.00         0.00          0.00
   22.01           No
   22.02           No
   22.03           No
   22.04           No
   22.05           No
   22.06           No
   22.07           No
   22.08           No
   22.09           No
    22.1           No
   22.11           No
   22.12           No
   22.13           No
     23            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
     25            No            0.00               0.00          0.00    2,283,000.00     244,962.36    24,561.00          0.00
     30            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
   30.01           No
   30.02           No
     39            No            0.00           5,437.50          0.00        0.00          33,467.23    17,437.00          0.00
     40            No            0.00               0.00          0.00     114,000.00      174,475.44    32,331.75          0.00
     41            No            0.00               0.00          0.00     100,000.00            0.00         0.00          0.00
     48            No            0.00           6,450.00          0.00        0.00          80,137.53     3,790.91          0.00
     49            No            0.00               0.00          0.00        0.00         235,716.22    35,872.00          0.00
     52            No            0.00               0.00          0.00     300,000.00            0.00         0.00          0.00
     53            No            0.00               0.00          0.00     360,429.00       40,551.16         0.00          0.00
     54            No            0.00               0.00          0.00        0.00         122,223.97    10,140.00          0.00
     57            No            0.00         187,000.00          0.00     128,488.13            0.00    16,877.00          0.00
     58            No            0.00               0.00          0.00        0.00          13,952.70         0.00          0.00
     61            No            0.00               0.00          0.00        0.00         183,984.95    10,927.92          0.00
     66            No            0.00               0.00          0.00        0.00          18,730.94     2,479.00          0.00
     67            No            0.00          24,750.00          0.00        0.00          57,412.50     4,625.00          0.00
     69            No            0.00           4,500.00          0.00     400,000.00       35,832.30    16,853.47          0.00
     74            No            0.00               0.00          0.00        0.00          20,055.29    37,663.24          0.00
     76            No            0.00          81,909.00          0.00     135,000.00       58,848.11     4,260.83     61,160.00
     78            No         144,140.00            0.00          0.00     370,860.00       35,149.66     2,305.83          0.00
     84            No            0.00           3,187.50          0.00        0.00         120,247.26     2,645.75          0.00
     85            No            0.00               0.00          0.00        0.00          10,014.77     9,250.00          0.00
     87            No            0.00               0.00     46,580.00      50,000.00        9,234.04         0.00          0.00
     92            No          17,901.00       14,938.75          0.00     200,000.00       65,470.82     3,462.66          0.00
     97            No            0.00               0.00          0.00      70,000.00       60,003.42     7,905.09     18,412.50
     99            No            0.00               0.00          0.00        0.00          30,216.61    16,193.33          0.00
    100            No            0.00          10,625.00          0.00        0.00          72,418.67     8,115.32          0.00
    101            No            0.00               0.00          0.00        0.00          23,688.50     5,866.83          0.00
    103            No            0.00               0.00          0.00        0.00           4,162.78    12,554.75          0.00
    108            No          50,000.00            0.00          0.00        0.00          16,068.28     6,719.17          0.00
    110        1,100,000.0       0.00               0.00          0.00        0.00          56,512.50     5,126.92          0.00
    111            No            0.00               0.00          0.00     150,000.00       22,545.57     3,558.33          0.00
    115            No            0.00               0.00          0.00        0.00           6,894.50     4,300.00          0.00
    121            No            0.00               0.00          0.00        0.00          30,074.33     4,009.00          0.00
    123            No            0.00               0.00          0.00        0.00          21,083.33    17,441.25          0.00
    127            No            0.00               0.00          0.00        0.00          22,091.50     5,866.83          0.00
    128            No            0.00               0.00          0.00        0.00               0.00         0.00          0.00
    134            No            0.00          46,233.00          0.00        0.00          31,526.81     3,559.50          0.00
    137            No            0.00               0.00          0.00     200,000.00            0.00         0.00          0.00
    140            No            0.00               0.00          0.00      75,000.00            0.00       644.75          0.00
    141            No            0.00               0.00          0.00        0.00          30,258.00     1,649.75          0.00
    146            No            0.00          18,250.00          0.00        0.00          61,909.48    33,408.85    441,250.00
    147            No            0.00           1,000.00          0.00        0.00          13,249.10     5,674.00          0.00
    152            No            0.00         153,938.00          0.00        0.00          18,819.07     1,471.81          0.00
    154            No            0.00               0.00          0.00      25,000.00       11,416.14     6,277.33          0.00
    155            No            0.00           5,000.00          0.00        0.00          11,105.59    13,459.42      1,750.00


           Monthly       Monthly       Monthly      Monthly       Monthly    Monthly
            Capex         Envir.        TI/LC       RE Tax          Ins.      Other    Grace    Lockbox      Property     Defeasance
 Loan #    Reserve       Reserve       Reserve      Reserve       Reserve    Reserve   Period   In-place       Type       Permitted
------------------------------------------------------------------------------------------------------------------------------------
   2         0.00         0.00          0.00         0.00          0.00    579720.68     0       Yes           Office         Yes
   3         0.00         0.00          0.00         0.00          0.00         0.00     0       Yes           Office         Yes
  3.01                                                                                   0                     Office
  3.02                                                                                   0                     Office
  3.03                                                                                   0                     Office
  3.04                                                                                   0                     Office
  3.05                                                                                   0                     Office
  3.06                                                                                   0                     Office
  3.07                                                                                   0                     Office
  3.08                                                                                   0                     Office
  3.09                                                                                   0                     Office
  3.1                                                                                    0                     Office
  3.11                                                                                   0                     Office
  3.12                                                                                   0                     Office
  3.13                                                                                   0                     Office
  3.14                                                                                   0                     Office
  3.15                                                                                   0                     Office
  3.16                                                                                   0                     Office
  3.17                                                                                   0                     Office
  3.18                                                                                   0                     Office
   7*        0.00         0.00          0.00         0.00          0.00         0.00     0       Yes           Various        Yes
   7         0.00         0.00          0.00         0.00          0.00         0.00     0       Yes           Office         Yes
   8         0.00         0.00          0.00         0.00          0.00         0.00     0       Yes         Industrial       Yes
   9         0.00         0.00          0.00         0.00          0.00         0.00     0       Yes         Industrial       Yes
   10        0.00         0.00          0.00         0.00          0.00         0.00     0       Yes           Office         Yes
   11        0.00         0.00          0.00         0.00          0.00         0.00     0       Yes         Industrial       Yes
   12        0.00         0.00          0.00         0.00          0.00         0.00     0       Yes         Industrial       Yes
   13        0.00         0.00          0.00         0.00          0.00         0.00     0       Yes         Industrial       Yes
   14        0.00         0.00          0.00         0.00          0.00         0.00     0       Yes         Industrial       Yes
   15        0.00         0.00          0.00         0.00          0.00         0.00     0       Yes         Industrial       Yes
   16        0.00         0.00          0.00         0.00          0.00         0.00     0       Yes         Industrial       Yes
   17        0.00         0.00          0.00         0.00          0.00         0.00     0       Yes         Industrial       Yes
   18        0.00         0.00          0.00         0.00          0.00         0.00     0       Yes         Industrial       Yes
   19        0.00         0.00          0.00         0.00          0.00         0.00     0       Yes         Industrial       Yes
   20        0.00         0.00          0.00         0.00          0.00         0.00     0       Yes         Industrial       Yes
   21        0.00         0.00          0.00         0.00          0.00         0.00     0       Yes         Industrial       Yes
   22        0.00         0.00      41667.00         0.00          0.00         0.00     0       Yes           Various        Yes
 22.01                                                                                   0                   Industrial
 22.02                                                                                   0                   Industrial
 22.03                                                                                   0                     Office
 22.04                                                                                   0                     Office
 22.05                                                                                   0                     Office
 22.06                                                                                   0                   Industrial
 22.07                                                                                   0                   Industrial
 22.08                                                                                   0                   Industrial
 22.09                                                                                   0                   Industrial
  22.1                                                                                   0                   Industrial
 22.11                                                                                   0                   Industrial
 22.12                                                                                   0                   Industrial
 22.13                                                                                   0                   Industrial
   23        0.00         0.00          0.00         0.00          0.00         0.00     5       Yes           Retail         Yes
   25     7575.38         0.00      30766.00     40827.06          0.00         0.00     7       No            Office         Yes
   30     1021.05         0.00          0.00         0.00          0.00         0.00     0       Yes           Various        Yes
 30.01                                                                                   0                     Office
 30.02                                                                                   0                   Industrial
   39     7920.00         0.00          0.00      8366.81       5812.33         0.00     10      No          Multifamily      Yes
   40     4467.00         0.00       8040.00     21809.43       3592.42         0.00     7       No          Industrial       Yes
   41     2576.00         0.00          0.00     24420.24          0.00         0.00     7       No            Office         Yes
   48     3657.68         0.00          0.00     20034.38       3790.91         0.00     7       No          Multifamily      Yes
   49     1588.50         0.00          0.00     39286.03       2989.33         0.00     10      Yes           Office         Yes
   52     2562.00         0.00          0.00     20500.00       2203.92         0.00     7       No            Office         Yes
   53      338.92         0.00       2083.33     13517.05          0.00         0.00     7       No            Retail         No
   54     4600.00         0.00          0.00     17460.57       5070.00         0.00     7       No          Multifamily      Yes
   57      322.18         0.00       4188.28      4153.50       2411.00         0.00     7       No           Mixed Use       Yes
   58      458.33         0.00          0.00      4650.90          0.00         0.00     7       No            Retail         No
   61     1377.74         0.00       5000.00     30664.16       2185.58         0.00     7       No            Office         Yes
   66      270.83         0.00       5029.50     18730.94        826.33         0.00     7       No            Office         Yes
   67      655.33         0.00       2184.00     11482.50       1541.67         0.00     10      No            Retail         Yes
   69     1620.00         0.00      15000.00     17916.15       1532.13         0.00     10      No            Office         Yes
   74     3914.07         0.00          0.00     20055.29       3766.32         0.00     7       No          Multifamily      Yes
   76        0.00         0.00          0.00     11769.82        426.08      1683.17     7       No            Retail         No
   78        0.00         0.00          0.00      8787.41       1152.91         0.00     7       No          Industrial       Yes
   84        0.00         0.00       1667.00     20041.21        881.92         0.00     10      No            Retail         No
   85     1216.67         0.00       3333.33     10014.77        770.83         0.00     7       No            Office         Yes
   87      669.64         0.00       3334.00      9234.04          0.00         0.00     7       No            Retail         No
   92     1272.27         0.00       6435.42      9352.97       1731.33         0.00     7       No          Industrial       Yes
   97      291.75         0.00          0.00      8571.92       1317.52         0.00     7       No            Retail         Yes
   99     1177.83         0.00       4038.00      6043.32       1619.33         0.00     7       No            Retail         Yes
  100      651.92         0.00       2607.83      9052.33       2705.11         0.00     7       No            Office         Yes
  101        0.00         0.00          0.00      7896.17       1466.71         0.00     7       Yes         Industrial       No
  103      280.00         0.00       2084.00      1387.59        965.75         0.00     7       No            Office         Yes
  108        0.00         0.00          0.00      3213.66        610.83         0.00     7       No            Retail         Yes
  110        0.00         0.00          0.00      5651.25       1025.38         0.00     7       No            Office         Yes
  111      480.00         0.00          0.00      4509.11        711.67         0.00     7       No            Office         Yes
  115      796.08         0.00       3333.33      6894.50        358.33         0.00     7       No            Office         Yes
  121        0.00         0.00          0.00      7518.58        668.16         0.00     7       No            Retail         Yes
  123     4959.00         0.00          0.00         0.00          0.00         0.00     7       No             Hotel         Yes
  127        0.00         0.00          0.00      7363.83       1466.71         0.00     7       Yes         Industrial       No
  128        0.00         0.00          0.00         0.00          0.00         0.00     7       No            Retail         Yes
  134     4753.01         0.00          0.00      3502.98          0.00         0.00     7       No             Hotel         Yes
  137      183.00         0.00       8333.33      2479.61        389.75         0.00     7       No            Office         Yes
  140        0.00         0.00          0.00      2326.92        214.92       363.00     7       No            Office         Yes
  141      331.58         0.00       1093.00      3362.00        549.92         0.00     7       No            Office         Yes
  146     6915.00         0.00          0.00      5159.12       3340.88      6915.00     7       No             Hotel         Yes
  147      854.17         0.00          0.00      1472.12        945.67         0.00     7       No         Self Storage      Yes
  152        0.00         0.00          0.00      3763.81        490.60         0.00     7       No            Office         Yes
  154      453.11         0.00       2083.33      1902.69        570.66         0.00     7       No            Retail         Yes
  155     1928.00         0.00          0.00      2776.40       1223.58         0.00     7       No          Multifamily      Yes


                                                           Remaining
                  Interest                 Final         Amortization
                  Accrual       Loan      Maturity         Term for
   Loan #          Period       Group       Date         Balloon Loans
---------------------------------------------------------------------------
     2           Actual/360       1
     3           Actual/360       1
    3.01                          1
    3.02                          1
    3.03                          1
    3.04                          1
    3.05                          1
    3.06                          1
    3.07                          1
    3.08                          1
    3.09                          1
    3.1                           1
    3.11                          1
    3.12                          1
    3.13                          1
    3.14                          1
    3.15                          1
    3.16                          1
    3.17                          1
    3.18                          1
     7*          Actual/360       1
     7           Actual/360       1
     8           Actual/360       1
     9           Actual/360       1
     10          Actual/360       1
     11          Actual/360       1
     12          Actual/360       1
     13          Actual/360       1
     14          Actual/360       1
     15          Actual/360       1
     16          Actual/360       1
     17          Actual/360       1
     18          Actual/360       1
     19          Actual/360       1
     20          Actual/360       1
     21          Actual/360       1
     22          Actual/360       1                           360
   22.01                          1                           360
   22.02                          1                           360
   22.03                          1                           360
   22.04                          1                           360
   22.05                          1                           360
   22.06                          1                           360
   22.07                          1                           360
   22.08                          1                           360
   22.09                          1                           360
    22.1                          1                           360
   22.11                          1                           360
   22.12                          1                           360
   22.13                          1                           360
     23          Actual/360       1                           360
     25          Actual/360       1                           360
     30          Actual/360       1                           360
   30.01                          1                           360
   30.02                          1                           360
     39          Actual/360       2                           360
     40          Actual/360       1                           360
     41          Actual/360       1                           360
     48          Actual/360       2                           360
     49          Actual/360       1                           360
     52          Actual/360       1                           360
     53          Actual/360       1                           360
     54          Actual/360       2                           360
     57          Actual/360       1                           360
     58          Actual/360       1                           360
     61          Actual/360       1                           360
     66          Actual/360       1                           360
     67          Actual/360       1                           360
     69          Actual/360       1                           360
     74          Actual/360       2                           360
     76          Actual/360       1                           360
     78          Actual/360       1                           360
     84          Actual/360       1                           360
     85          Actual/360       1                           360
     87          Actual/360       1                           360
     92          Actual/360       1                           360
     97          Actual/360       1                           360
     99          Actual/360       1                           300
    100          Actual/360       1                           360
    101          Actual/360       1
    103          Actual/360       1                           360
    108          Actual/360       1                           360
    110          Actual/360       1                           360
    111          Actual/360       1                           360
    115          Actual/360       1                           360
    121          Actual/360       1                           360
    123          Actual/360       1                           240
    127          Actual/360       1
    128          Actual/360       1                           240
    134          Actual/360       1                           300
    137          Actual/360       1                           360
    140          Actual/360       1                           360
    141          Actual/360       1                           336
    146          Actual/360       1                           240
    147          Actual/360       1                           360
    152          Actual/360       1                           240
    154          Actual/360       1                           360
    155          Actual/360       2                           360

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage
Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No (a) Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule other than a Companion Loan, (b) Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan, other than a Mortgage Loan listed on the Mortgage Loan Schedule or a Companion Loan, or (c) Mortgage Loan is secured by property that is not a Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the recordation of the Mortgage or the Assignment of Leases and Rents or the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases and Rents executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases and Rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases and Rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or intentional material misrepresentation, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) either (x) any act of actual waste by or (y) damage or destruction to the Mortgaged Property caused by the acts or omissions of the borrower, its agents, employees or contractors, and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

            (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

            (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

            (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or may be substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor and de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) Except by a written instrument that has been delivered to the Purchaser as a part of the related Mortgage File with respect to any immaterial releases of the Mortgaged Property, no Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure proceeding or power of sale proceeding has been initiated under the terms of the related Mortgage Loan documents. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loan, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

            (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

            (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

            (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided, however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's actual knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition that would materially and adversely affect its value as security for the related Mortgage Loan (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

            (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property) satisfy the following conditions:

            (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

            (b) such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

            (c) such Ground Lease or other agreement provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

            (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is in existence as of the Closing Date, under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

            (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

            (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease;
      (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

            (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

            (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

            (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

            (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan.

            (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

            (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

            (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received (1) any notice of non payment of premiums that has not been cured in a timely manner by the related Mortgagor or
(2) any notice of cancellation or termination of such Insurance Policies. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for losses sustained by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy providing "special" form coverage in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not less than amounts prescribed by FEMA; (d) workers' compensation, if required by law; (e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:V" from A.M. Best Company or "A" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" by A.M. Best Company or "A" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) The origination practices used by the Seller or, to its knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all material respects legal and have met customary industry standards and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with customary industry standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing, in the aggregate, more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or related Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

            (32) Each of the Mortgage Loans contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for transfers subject to the Mortgage Loan holder's approval of transferee, transfers of worn out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality, transfers of leases entered into in accordance with the Mortgage Loan documents, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage or Mortgage Note requires the Mortgagor to pay all reasonable out-of-pocket fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in clause (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of any Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (a) a REMIC opinion and (b) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) Any material non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) If the related Mortgage or other Mortgage Loan documents provide for a grace period for delinquent Monthly Payments, such grace period is no longer than ten (10) days from the applicable payment date or, with respect to acceleration or the commencement of the accrual of default interest under any Mortgage Loan, five (5) days after notice to the Mortgagor of default.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism or, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by a "standard extended coverage" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

            Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the applicable Master Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

                  (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                  (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                  (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                  (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

                  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                  (c) other matters to which like properties are commonly subject, and

                  (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

            which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure other Mortgage Loans or Companion Loans that are cross-collateralized with the related Mortgage Loan.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that an officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                    EXHIBIT C

                                JPMCC 2006 - LDP8
                          Exceptions to Representations


Representation #(4)
-------------------

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 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     100      United Plaza               The Mortgaged Property secures the
                                         Mortgage Loan and a B-Note held by CBA
                                         Mezzanine Capital Finance, LLC.
-----------------------------------------------------------------------------------

     103      Donato Corporate Park      The Mortgaged Property  secures  the
                                         Mortgage Loan and a B-Note held by CBA
                                         Mezzanine Capital Finance, LLC.
-----------------------------------------------------------------------------------

     25       Stevens Center Business    The Mortgaged Property  secures the
              Park                       Mortgage Loan and a B-Note  held by CBA
                                         Mezzanine Capital Finance, LLC.
-----------------------------------------------------------------------------------

      3       RREEF Silicon Valley       The  Mortgaged Property secures the
              Office Portfolio           Mortgage Loan (consisting  of a Fixed
                                         Rate A-2 Note), a Fixed Rate A-1 Note
                                         (which is pari passu with the Mortgage
                                         Loan and is not included in the trust
                                         fund) and a Floating Rate A Note and
                                         Floating Rate B Note (which are pari
                                         passu with the Mortgage Loan and Fixed
                                         Rate A-1 Note and are not included in
                                         the trust fund).
-----------------------------------------------------------------------------------


Representation #(6)
-------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     22       CNL/Welsh Portfolio        Five of the Mortgaged Properties have
                                         tenants with a right to purchase such
                                         respective properties during the term
                                         of the Mortgage Loan.
-----------------------------------------------------------------------------------

     140      Emmorton Professional      The Mortgaged Loan is structured as an
              Building                   indemnity deed of trust ("IDOT"), under
                                         which the Mortgage Note is secured by
                                         an indemnity guaranty, which indemnity
                                         guaranty is secured by the fee interest
                                         in the Mortgaged Property. The
                                         guarantor of the Mortgage Note owns the
                                         Mortgaged Property and thus has an
                                         interest in the lease payments.
-----------------------------------------------------------------------------------

      3       RREEF Silicon Valley       The Mortgaged Property secures the
              Office Portfolio           Mortgage Loan (consisting of a Fixed
                                         Rate A-2 Note), a Fixed Rate A-1 Note
                                         (which is pari passu with the Mortgage
                                         Loan and is not included in the trust
                                         fund) and a Floating Rate A Note and
                                         Floating Rate B Note (which are pari
                                         passu with the Mortgage Loan and Fixed
                                         Rate A-1 Note and are not included in
                                         the trust fund).
-----------------------------------------------------------------------------------

     41       Commerce Center I          The Mortgaged Loan is structured as an
                                         indemnity deed of trust ("IDOT"), under
                                         which the Mortgage Note is secured by
                                         an indemnity guaranty, which indemnity
                                         guaranty is secured by the fee interest
                                         in the Mortgaged Property. The
                                         guarantor of the Mortgage Note owns the
                                         Mortgaged Property and thus has an
                                         interest in the lease payments.
-----------------------------------------------------------------------------------

     137      Century Boulevard          The Mortgaged Loan is structured as an
                                         indemnity deed of trust ("IDOT"), under
                                         which the Mortgage Note is secured by
                                         an indemnity guaranty, which indemnity
                                         guaranty is secured by the fee interest
                                         in the Mortgaged Property. The
                                         guarantor of the Mortgage Note owns the
                                         Mortgaged Property and thus has an
                                         interest in the lease payments.
-----------------------------------------------------------------------------------


Representation #(7)
-------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     22       CNL/Welsh Portfolio        Five of the Mortgaged Properties have
                                         tenants with a right to purchase such
                                         respective properties during the term
                                         of the Mortgage Loan.
-----------------------------------------------------------------------------------

     140      Emmorton Professional      Because the Mortgage Loan is structured
              Building                   for  tax  purposes as an IDOT, the
                                         guarantor of the Mortgage Note is the
                                         owner of the related Mortgaged Property
                                         instead of the related Mortgagor.
-----------------------------------------------------------------------------------

     41       Commerce Center I          Because the Mortgage Loan is structured
                                         for tax purposes as an IDOT, the
                                         guarantor of the Mortgage Note is the
                                         owner of the related Mortgaged Property
                                         instead of the related Mortgagor.
-----------------------------------------------------------------------------------

     137      Century Boulevard          Because the Mortgage Loan is structured
                                         for tax purposes as an IDOT, the
                                         guarantor of the Mortgage Note is the
                                         owner of the related Mortgaged Property
                                         instead of the related Mortgagor.
-----------------------------------------------------------------------------------


Representation #(10a)
---------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     101      Orleans Business Park      There is no individual or entity other
                                         than the Mortgagor who is liable for
                                         the non-recourse carveouts.

                                         The environmental non-recourse carveout
                                         is qualified by certain provisions in
                                         the Mortgage Loan documents and
                                         includes a 6 month sunset provision.
-----------------------------------------------------------------------------------
     127      Orleans Business Park II   There is no individual or entity other
                                         than the Mortgagor who is liable for
                                         the non-recourse carveouts.

                                         The environmental non-recourse carveout
                                         is qualified by certain provisions in
                                         the Mortgage Loan documents and
                                         includes a 6 month sunset provision.
-----------------------------------------------------------------------------------

     155      Tucker Street Apartments   In addition to the  standard carveouts,
                                         the Mortgage Loan is recourse (i) until
                                         the completion of the transfer to the
                                         single purpose entity, or (ii) if the
                                         HAP Contract, as defined in the
                                         Mortgage Loan documents, is terminated
                                         by the Housing and Urban Development
                                         administration as an exercise of its
                                         rights thereunder as a result of any
                                         breach by, default under or claims
                                         against the Mortgagor.
-----------------------------------------------------------------------------------

      2       53 State Street            There is no individual or entity other
                                         than the Mortgagor who is liable for the
                                         non-recourse carveouts.
-----------------------------------------------------------------------------------

      3       RREEF Silicon Valley       There is no individual or entity other
              Office Portfolio           than the Mortgagor who is liable for the
                                         non-recourse carveouts.
-----------------------------------------------------------------------------------

     57       The Plaza at Point Happy   The environmental indemnity contains a 3
                                         year sunset provision.
-----------------------------------------------------------------------------------

     23       Foothills Mall             The environmental indemnity contains a 5
                                         year sunset provision.
-----------------------------------------------------------------------------------

    7-21      Colony III Portfolio       No individual or entity (other than the
                                         Mortgagor) is liable for breach of the
                                         fraud and environmental non-recourse
                                         carveouts.
-----------------------------------------------------------------------------------


Representation #(10c)
---------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     140      Emmorton Professional      The Mortgage Loan is structured as an
              Building                   IDOT, and while the related Mortgagor
                                         was the maker of the Mortgage Note, the
                                         Mortgage was given by the indemnity
                                         guarantor.
-----------------------------------------------------------------------------------

     41       Commerce Center I          The Mortgage Loan is structured as an
                                         IDOT, and while the related Mortgagor
                                         was the maker of the Mortgage Note, the
                                         Mortgage was given by the indemnity
                                         guarantor.
-----------------------------------------------------------------------------------

     137      Century Boulevard          The Mortgage Loan is structured as an
                                         IDOT, and while the related Mortgagor
                                         was the maker of the Mortgage Note, the
                                         Mortgage was given by the indemnity
                                         guarantor.
-----------------------------------------------------------------------------------


Representation #(10d)
---------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     22       CNL/Welsh Portfolio        The terms of certain Mortgage Loan
                                         documents were modified after the
                                         Cut-off Date to incorporate conditions
                                         to the pre-approved expansion and
                                         construction of improvements on one of
                                         the Mortgaged Properties.

                                         Additionally, one of the environmental
                                         indemnity guarantors was released for
                                         so long as the environmental insurance
                                         policy is in full force and effect
                                         because environmental insurance was
                                         provided.
-----------------------------------------------------------------------------------

      3       RREEF Silicon Valley       The terms of certain Mortgage Loan
              Office Portfolio           documents were modified after August 1,
                                         2006 to make the Fixed Rate A-2 Note,
                                         Floating Rate A Note and Floating Rate
                                         B Note pari passu with the Mortgage
                                         Loan and to change the amounts required
                                         to be escrowed for repairs to the
                                         Mortgaged Properties and the procedures
                                         for releasing such funds.
-----------------------------------------------------------------------------------


Representation #(12)
--------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     30       Neiss Portfolio            Each Neiss Portfolio property may be
                                         released from the lien of the Mortgage
                                         upon defeasance of an amount equal to
                                         110% of the allocated loan amount.
-----------------------------------------------------------------------------------

    7-21      Colony III Portfolio       Each Colony property may be released
                                         from the lien of the Mortgage upon
                                         defeasance of an amount equal to between
                                         105% and 107.5% of the allocated loan
                                         amount.  Additionally, each Colony
                                         property may be released from the lien
                                         of the Mortgaged upon the Mortgagor
                                         providing a letter of credit in an
                                         amount equal to 105% of the allocated
                                         loan amount.

                                         The Mortgagor may obtain a release of
                                         an individual Mortgaged Property by
                                         substituting its interest in other
                                         Mortgaged Properties as collateral
                                         during the term of the Mortgage Loan,
                                         subject to certain conditions as set
                                         forth in the related Mortgage Loan
                                         documents.
-----------------------------------------------------------------------------------

      3       RREEF Silicon Valley       Each RREEF property may be released from
              Office Portfolio           the lien of the Mortgage upon defeasance
                                         of an amount equal to between 105% and
                                         115% of the allocated loan amount to
                                         such property.
-----------------------------------------------------------------------------------


Representation #(14a)
---------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     57       The Plaza at Point Happy   The value of the Mortgaged Property is
                                         based upon the appraiser's $15,500,000
                                         "as stabilized" value (as compared with
                                         a $15,350,000 "as-is" value) and assumes
                                         build-out and occupancy of space that
                                         has not yet occurred.  The mortgagee
                                         established escrows at origination in
                                         the amount of $1,500,000 relating to the
                                         lease-up of the Mortgaged Property.
-----------------------------------------------------------------------------------


Representation #(16)
--------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------

  147; 67;    Storage Solutions;
103; 23; 146; Country Corner Shopping
  7-21;22     Center; Donato Corporate
              Park; Foothills Mall;
              Ramada Inn-Tampa; Colony
              III Portfolio (13524
              Welch Road and 4550
              Spring Valley Road);       The respective  Mortgaged  Properties are
              CNL/Welsh Portfolio (ADS   legally nonconforming due to deficient
              Logistics-IN) parking.
-----------------------------------------------------------------------------------

     152      30 East Hoffman Avenue     The Mortgaged Property is nonconforming
                                         due to setback, density and parking
                                         violations.
-----------------------------------------------------------------------------------

      3       RREEF Silicon Valley       Five of the RREEF properties  (Peery Park
              Office Portfolio           Biotech,  Peery  Park I,  Peery  Park II,
                                         Macara A&B and Sunnyvale/Santa
                                         Clara/San Jose) are legally
                                         nonconforming due to excessive parking.
-----------------------------------------------------------------------------------


Representation #(19a)
---------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
154; 115;137  Garfield Place; Liberty    The  mortgagee waived escrows for
              Plaza; Century Boulevard   immediate repairs in an amount of
                                         less  than $5,000 recommended by the
                                         property condition report.
-----------------------------------------------------------------------------------

     85       Highland Plaza             The mortgagee waived escrows for
                                         immediate repairs in the amount of
                                         $7,375 recommended by the property
                                         condition report.
-----------------------------------------------------------------------------------

      3       RREEF Silicon Valley       The  property condition  report
              Office Portfolio           recommended immediate  repairs in the
                                         amount of $6,214,459. The mortgagee
                                         waived escrows for immediate repairs in
                                         the amount of $5,000,000 and the
                                         Mortgagor escrowed the remaining
                                         $1,518,458.70.
-----------------------------------------------------------------------------------

    7-21      Colony III Portfolio       The  mortgagee waived escrows for
                                         immediate repairs in the amount of
                                         $523,070 recommended by the property
                                         condition report
-----------------------------------------------------------------------------------

     41       Commerce Center I          The Property Condition Assessment was
                                         completed more than twelve months prior
                                         to the cut-off date.
-----------------------------------------------------------------------------------

     52       Executive Tower            The mortgagee waived escrows for
                                         immediate repairs in the amount of
                                         $14,824 recommended by the property
                                         condition report.
                                         The Property Condition Assessment was
                                         completed more than twelve months prior
                                         to the cut-off date.
-----------------------------------------------------------------------------------


Representation #(19b)
---------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
      2       53 State Street            There is an impending permanent easement
                                         in favor of the Massachusetts Bay
                                         Transportation Authority that will
                                         affect a portion of the Mortgaged
                                         Property. The sponsor will receive $1.9
                                         million as consideration for the
                                         permanent easement.
-----------------------------------------------------------------------------------


Representation #(20a-i)
-----------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
      3       RREEF Silicon Valley       One of the RREEF Silicon Valley Office
              Office Portfolio           Portfolio properties (North Point
                                         Business Park) includes a parking area
                                         which the Mortgagor holds pursuant to a
                                         ground lease, expiring on September 30,
                                         2024. The parking area of the fee
                                         ownership portion of the Mortgaged
                                         Property is sufficient to satisfy
                                         current zoning requirements.
-----------------------------------------------------------------------------------


Representation #(21a)
---------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
      3       RREEF Silicon Valley       Mortgagee obtained Environmental Desk
              Office Portfolio           Top reviews of existing Phase I reports
                                         that were prepared for the Mortgagor as
                                         part of the acquisition.
-----------------------------------------------------------------------------------

     41       Commerce Center I          The Phase I Environmental Assessment was
                                         completed more than twelve months prior
                                         to the origination date.
-----------------------------------------------------------------------------------

     52       Executive Tower            The Phase I Environmental Assessment was
                                         completed more than twelve months prior
                                         to the origination date.
-----------------------------------------------------------------------------------


Representation #(21d)
---------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     101      Orleans Business Park      The environmental non-recourse carveout
                                         is qualified by certain provisions in
                                         the Mortgage Loan documents and
                                         includes a 6 month sunset provision.

-----------------------------------------------------------------------------------

     127      Orleans Business Park II   The environmental non-recourse carveout is
                                         qualified by certain provisions in the
                                         Mortgage Loan documents and includes a
                                         6 month sunset provision.
-----------------------------------------------------------------------------------

     57       The Plaza at Point Happy   The environmental indemnity contains a 3
                                         year sunset provision.
-----------------------------------------------------------------------------------

     23       Foothills Mall             The environmental indemnity contains a 5
                                         year sunset provision.
-----------------------------------------------------------------------------------


Representation #(22)
--------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     22       CNL/Welsh Portfolio        Mortgagor may maintain  all-risk
                                         insurance with a deductible that does
                                         not exceed $50,000 for the Fingerhut
                                         and ADS properties.
-----------------------------------------------------------------------------------

     74       Knobb Hill Apartments      Mortgagor may maintain comprehensive
                                         commercial general liability insurance
                                         with a deductible that does not exceed
                                         $2,500.
-----------------------------------------------------------------------------------

     30       Neiss Portfolio            Mortgagor may maintain comprehensive
                                         commercial general liability insurance
                                         for each of the Neiss Portfolio
                                         properties with a deductible that does
                                         not exceed $1,000.
-----------------------------------------------------------------------------------

     155      Tucker Street Apartments   Mortgagor may maintain comprehensive
                                         commercial general liability insurance
                                         with a deductible that does not exceed
                                         $5,000.
-----------------------------------------------------------------------------------

      2       53 State Street            Mortgagor may maintain all-risk
                                         insurance with a deductible that does
                                         not exceed $250,000. If damage is due
                                         to acts of terrorism, the deductible
                                         may not exceed $1,000,000 or, subject
                                         to the satisfaction of certain
                                         criteria, including delivery of a
                                         guaranty by Brookfield Properties
                                         Corporation, $10,000,000.
-----------------------------------------------------------------------------------

    7-21     Colony III Portfolio        Mortgagor may maintain all-risk
                                         insurance with a deductible that does
                                         not exceed $250,000.
-----------------------------------------------------------------------------------

      3       RREEF Silicon Valley       Mortgagor may maintain  all-risk
              Office Portfolio           insurance with a deductible that does
                                         not exceed $100,000.

                                         The Mortgagor is required to carry
                                         Insurance Policies from carriers having
                                         a claims-paying ability rating of "A"
                                         or better (or the equivalent thereof)
                                         by at least two (2) of the rating
                                         agencies rating the Certificates, or,
                                         if only one rating agency is rating the
                                         Certificates, then only by such rating
                                         agency; provided, however, that if
                                         insurance is provided by a syndicate,
                                         the insurers will be acceptable if: (i)
                                         the first layer of coverage under such
                                         insurance will be provided by carriers
                                         with a minimum financial strength
                                         rating by S&P of "A" or better; (ii)
                                         60% (75% if there are four or fewer
                                         members in the syndicate) of the
                                         aggregate limits under such Insurance
                                         Policies must be provided by carriers
                                         with a minimum financial strength
                                         rating from S&P of "A" or better and
                                         (iii) the financial strength rating
                                         from S&P for each carrier in the
                                         syndicate should be at least "BBB". The
                                         Mortgagor has the right to accept
                                         carriers with respect to earthquake
                                         coverage, which do not satisfy the
                                         rating requirements if the mortgagee
                                         determines there is a limited market
                                         availability for such carriers.
-----------------------------------------------------------------------------------

     76       Hampden Villa Center       Mortgagor may  maintain comprehensive
                                         commercial general liability insurance
                                         with a deductible that does not exceed
                                         $2,500.
-----------------------------------------------------------------------------------

     146      Ramada Inn-Tampa           Mortgagor may maintain comprehensive
                                         commercial general liability insurance
                                         with a deductible that does not exceed
                                         $500.

                                         The Mortgagor is permitted to maintain
                                         its current Insurance Policy with
                                         Century Surety Company, with a current
                                         claims-paying rating of "BBB" by S&P,
                                         provided that (i) in the event Century
                                         Surety Company's claims-paying ratings
                                         are downgraded below "BBB" by S&P, or
                                         (ii) the expiration date of such
                                         Insurance Policy occurs, the Mortgagor
                                         is required to obtain a new Insurance
                                         Policy from a Qualified Insurer.

                                         The Mortgagor's current policy does
                                         have "A" coverage for Law and Ordinance
                                         and the Mortgagor is required to obtain
                                         it upon insurance renewal. In addition,
                                         the Mortgagor's current insurance
                                         policy does not contain sufficient
                                         windstorm coverage insurance but
                                         mortgagee escrowed an amount equal to
                                         the insurance shortfall and the
                                         Mortgagor is required to obtain
                                         sufficient insurance upon renewal. The
                                         loan is full recourse to the guarantor
                                         if any casualty occurs prior to
                                         insurance renewal.
-----------------------------------------------------------------------------------

     49       Briargrove Place           Mortgagor may maintain comprehensive
                                         commercial general liability insurance
                                         with a deductible that does not exceed
                                         $1,000.
-----------------------------------------------------------------------------------

     54       The Links at Citiside      Mortgagor may maintain comprehensive
              Apartments                 commercial general liability insurance
                                         with a  deductible  that does not  exceed
                                         $2,500.
-----------------------------------------------------------------------------------


Representation #(24)
--------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
      2       53 State Street            There is an impending permanent easement
                                         in favor of the Massachusetts Bay
                                         Transportation Authority that will
                                         affect a portion of the Mortgaged
                                         Property, although such easement should
                                         not have an adverse economic effect on
                                         the Mortgaged Property. The sponsor
                                         will receive $1.9 million as
                                         consideration for the permanent
                                         easement.
-----------------------------------------------------------------------------------

     49       Briargrove Place           The Mortgagor is a defendant in a
                                         pending lawsuit by Dicker Corporation
                                         pursuant to which the plaintiff is
                                         seeking specific performance regarding
                                         parking spaces, curb cut access and
                                         signage.
-----------------------------------------------------------------------------------


Representation #(27)
--------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     140      Emmorton Professional      This loan is secured by an IDOT.  The
                                         Building indemnity grantor, and not the
                                         Mortgagor, is required to provide
                                         financial information to the mortgagee.
-----------------------------------------------------------------------------------

     41       Commerce Center I          This loan is secured by an  IDOT. The
                                         indemnity grantor, and not the
                                         Mortgagor, is required to provide
                                         financial information to the mortgagee.
-----------------------------------------------------------------------------------

     137      Century Boulevard          This loan is secured  by an  IDOT.  The
                                         indemnity grantor, and not the
                                         Mortgagor, is required to provide
                                         financial information to the mortgagee.
-----------------------------------------------------------------------------------


Representation #(32)
--------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     22       CNL/Welsh Portfolio        Subject to the satisfaction of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.

                                         The direct owner of 100% of the
                                         Mortgagor has pledged its ownership
                                         interests in the Mortgagor to secure a
                                         mezzanine loan held by JPMorgan Chase
                                         Bank, N.A. If such entity defaults on
                                         the mezzanine loan, the interest in
                                         such direct owner can be transferred to
                                         the mezzanine lender pursuant to the
                                         mezzanine loan documents.
-----------------------------------------------------------------------------------

     99       Fiesta Crossings SC        Subject to the satisfaction of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.
-----------------------------------------------------------------------------------

     87       Harvey Oaks                Subject  to the  satisfaction  of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.
-----------------------------------------------------------------------------------

     54       The Links at Citiside      Subject to the satisfaction  of certain
              Apartments                 conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.
-----------------------------------------------------------------------------------

     101      Orleans Business Park      Subject to the satisfaction of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.
-----------------------------------------------------------------------------------

     127      Orleans Business Park II   Subject to the satisfaction of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.
-----------------------------------------------------------------------------------

     57       The Plaza at Point Happy   Subject to the satisfaction of certain
                                         criteria, the Mortgage Loan documents
                                         allow members of the Mortgagor the
                                         right to pledge their interests in the
                                         Mortgagor to secure a mezzanine loan
                                         pursuant to the security instrument.
-----------------------------------------------------------------------------------

     155      Tucker Street Apartments   Subject to the  satisfaction  of certain
                                         criteria, the Mortgage Loan documents
                                         require the Mortgagor to transfer the
                                         Mortgaged Property to Tucker Street
                                         Investors, LLC within 90 days of loan
                                         origination, which may be extended in
                                         the sole discretion of the holder of
                                         the Mortgage Loan, an additional 90
                                         days upon evidence of Mortgagor's
                                         diligent pursuit of the required
                                         transfer.
-----------------------------------------------------------------------------------

     110      Eastpoint Business Park    Subject to the satisfaction of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.
-----------------------------------------------------------------------------------

      2       53 State Street            Subject  to the  satisfaction  of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.
-----------------------------------------------------------------------------------

     23       Foothills Mall             Subject  to the  satisfaction  of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.
-----------------------------------------------------------------------------------

    7-21      Colony III Portfolio       Subject to the satisfaction of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.

                                         Subject to the satisfaction of certain
                                         criteria, the Mortgage Loan documents
                                         allow members of the Mortgagor the
                                         right to pledge their interests in the
                                         Mortgagor to secure a mezzanine loan
                                         pursuant to the security instrument.
-----------------------------------------------------------------------------------

      3       RREEF Silicon Valley       Subject to the satisfaction  of certain
              Office Portfolio           conditions,  transfers to affiliates  and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.
-----------------------------------------------------------------------------------

     41       Commerce Center I          Subject  to the  satisfaction  of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.

                                         Subject to the satisfaction of certain
                                         criteria, the Mortgage Loan documents
                                         allow members of the Mortgagor the
                                         right to pledge their interests in the
                                         Mortgagor to secure a mezzanine loan
                                         pursuant to the security instrument.
-----------------------------------------------------------------------------------

     52       Executive Tower            Subject  to the  satisfaction  of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.

                                         Subject to the satisfaction of certain
                                         criteria, the Mortgage Loan documents
                                         allow members of the Mortgagor the
                                         right to pledge their interests in the
                                         Mortgagor to secure a mezzanine loan
                                         pursuant to the security instrument.
-----------------------------------------------------------------------------------

     66       2350 Ravine Way            Subject  to the  satisfaction  of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.
-----------------------------------------------------------------------------------

     137      Century Boulevard          Subject  to the  satisfaction  of certain
                                         conditions, transfers to affiliates and
                                         other entities or individuals are
                                         permitted pursuant to the Mortgage Loan
                                         documents.

                                         Subject to the satisfaction of certain
                                         criteria, the Mortgage Loan documents
                                         allow members of the Mortgagor the
                                         right to pledge their interests in the
                                         Mortgagor to secure a mezzanine loan
                                         pursuant to the security instrument.
-----------------------------------------------------------------------------------


Representation #(33)
--------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
      3       RREEF Silicon Valley       The Mortgaged Property secures the
              Office Portfolio           Mortgage  Loan  (consisting of a  Fixed
                                         Rate A-2 Note), a Fixed Rate A-1 Note
                                         (which is pari passu with the Mortgage
                                         Loan and is not included in the trust
                                         fund) and a Floating Rate A Note and
                                         Floating Rate B Note (which are pari
                                         passu with the Mortgage Loan and Fixed
                                         Rate A-1 Note and are not included in
                                         the trust fund).
-----------------------------------------------------------------------------------


Representation #(35)
--------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     30       Neiss Portfolio            Each Neiss Portfolio property may be
                                         released from the lien of the Mortgage
                                         upon defeasance of an amount equal to
                                         110% of the allocated loan amount.
-----------------------------------------------------------------------------------

    7-21      Colony III Portfolio       Each Colony property may be released
                                         from the lien of the Mortgage upon
                                         defeasance of an amount equal to between
                                         105% and 107.5% of the allocated loan
                                         amount.  Additionally, each Colony
                                         property may be released from the lien
                                         of the Mortgaged upon the Mortgagor
                                         providing a letter of credit in an
                                         amount equal to 105% of the allocated
                                         loan amount.

                                         The Mortgagor may obtain a release of
                                         an individual Mortgaged Property by
                                         substituting its interest in other
                                         Mortgaged Properties as collateral
                                         during the term of the Mortgage Loan,
                                         subject to certain conditions as set
                                         forth in the related Mortgage Loan
                                         documents.
-----------------------------------------------------------------------------------

      3       RREEF Silicon Valley       Each RREEF property may be released from
              Office Portfolio           the lien of the Mortgage upon defeasance
                                         of an amount equal to between 105% and
                                         115% of the allocated loan amount to
                                         such property.
-----------------------------------------------------------------------------------


Representation #(36)
--------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     140      Emmorton Professional      Because the Mortgage Loan is  structured
              Building                   for tax  purposes as  an  IDOT,   the
                                         indemnity guarantor of the IDOT owns
                                         the related Mortgaged Property instead
                                         of the related Mortgagor.
-----------------------------------------------------------------------------------

     41       Commerce Center I          Because the Mortgage Loan is structured
                                         for tax purposes as an IDOT, the
                                         indemnity guarantor of the IDOT owns
                                         the related Mortgaged Property instead
                                         of the related Mortgagor.
-----------------------------------------------------------------------------------

     137      Century Boulevard          Because the Mortgage Loan is structured
                                         for tax purposes as an IDOT, the
                                         indemnity guarantor of the IDOT owns
                                         the related Mortgaged Property instead
                                         of the related Mortgagor.
-----------------------------------------------------------------------------------

     25       Stevens Center Business    The Mortgaged  Properties are governed by
              Park                       two tenant-in-common agreements. An
                                         entity other than the Mortgagor has
                                         ownership interest in each of the
                                         Mortgaged Properties governed by those
                                         agreements.
-----------------------------------------------------------------------------------


Representation #(37)
--------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
  147; 67;    Storage Solutions;
103; 23; 146; Country Corner Shopping
  7-21; 22;   Center; Donato Corporate
 48; 108; 3;  Park; Foothills Mall;
     52       Ramada Inn-Tampa; Colony
              III Portfolio (13524
              Welch Road, 4550 Spring
              Valley Road and
              Flotilla); CNL/Welsh
              Portfolio (ADS
              Logistics-IN, ADS
              Logistics-NC, GMR
              Marketing and HK System);
              Villa Verde Apartments;
              Woodstock Square Shopping
              Center; RREEF Silicon
              Valley Office Portfolio
              (Mountain View
              Properties, Orchard Park
              and Sunnyvale/Santa        The respective  Mortgaged  Properties are
              Clara/San Jose);           legally nonconforming due to deficient
              Executive Tower            parking.
-----------------------------------------------------------------------------------

     152      30 East Hoffman Avenue     The Mortgaged Property is nonconforming
                                         due to setback, density and parking
                                         violations.
-----------------------------------------------------------------------------------

     22       CNL/Welsh Portfolio        One of the  CNL/Welsh Portfolio
                                         properties (Fingerhut Property) is
                                         nonconforming due to setback and
                                         parking violations. The property is
                                         considered nonconforming as to parking
                                         because the parking area is not
                                         striped.
-----------------------------------------------------------------------------------

    7-21      Colony III Portfolio       One of the Colony Line B properties
                                         (155 Pfingsten) is nonconforming due to
                                         deficient parking. According to the
                                         zoning report, if the parking area is
                                         restriped to add 5 parking spaces, the
                                         property will be legal nonconforming.
-----------------------------------------------------------------------------------

      3       RREEF Silicon Valley       Five of the RREEF properties  (Peery Park
              Office Portfolio           Biotech,  Peery  Park I,  Peery  Park II,
                                         Macara A&B and Sunnyvale/Santa
                                         Clara/San Jose) are legally
                                         nonconforming due to excessive parking.
-----------------------------------------------------------------------------------


Representation #(42)
--------------------

-----------------------------------------------------------------------------------
 Loan Number          Loan Name                  Description of Exception
-----------------------------------------------------------------------------------
     22       CNL/Welsh Portfolio        Terrorism insurance premiums are capped at
                                         $130,000 per year, subject to annual
                                         increases based on the Consumer Price
                                         Index.
-----------------------------------------------------------------------------------

     101      Orleans Business Park      Terrorism insurance premiums are capped
                                         at $30,000 per year.
-----------------------------------------------------------------------------------

     127      Orleans Business Park II   Terrorism insurance premiums are capped
                                         at $30,000 per year.
-----------------------------------------------------------------------------------

      2       53 State Street            Terrorism insurance premiums are capped
                                         at $300,000 per year, subject to annual
                                         increases based on the Consumer Price
                                         Index.
-----------------------------------------------------------------------------------

    7-21      Colony III Portfolio       Terrorism insurance premiums are capped at
                                         between $5,000 and $60,000 per year for
                                         each of the Colony properties.
-----------------------------------------------------------------------------------

      3       RREEF Silicon Valley       Terrorism insurance premiums are capped
              Office Portfolio           at $200,000 per year.
-----------------------------------------------------------------------------------

     41       Commerce Center I          Terrorism insurance premiums are capped
                                         at $50,000 per year.
-----------------------------------------------------------------------------------

     52       Executive Tower            Terrorism insurance premiums are capped
                                         at $50,000 per year.
-----------------------------------------------------------------------------------

     137      Century Boulevard          Terrorism insurance premiums are capped
                                         at $50,000 per year.
-----------------------------------------------------------------------------------

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1. I have examined the Mortgage Loan Purchase Agreement, dated as of September 1, 2006 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement (including Exhibit C thereto).

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. I have examined the information regarding the Mortgage Loans in the Prospectus, dated September 12, 2006, as supplemented by the Prospectus Supplement, dated September 22, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3A, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-J, Class X, Class B, Class C and Class D Certificates, the Private Placement Memorandum, dated September 22, 2006 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated September 22, 2006 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

                    [SIGNATURE APPEARS ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, I have signed my name this ___ day of September, 2006.



                                       By:____________________________________
                                          Name:
                                          Title:

                                   SCHEDULE I

  MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS OBTAINED IN LIEU
                       OF AN ENVIRONMENTAL SITE ASSESSMENT


Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph number set forth below.

Paragraph 21(a) and (e):         None.

                                   SCHEDULE II

                       MORTGAGED PROPERTY FOR WHICH OTHER
                      ENVIRONMENTAL INSURANCE IS MAINTAINED


Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph numbers set forth below:

1.    RREEF Silicon Valley Office Portfolio (all properties)

2.    CNL/Welsh Portfolio (Olsen Engineering, LLC property)

3.    Colony III Portfolio (13524 Welch property)